UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2008

VirTra Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	000-28381	93-1207631
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1406 W. 14th Street, Suite 101 Tempe, Arizona 85281
(Address of principal executive offices)

(480) 968 – 1488

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 20, 2008, the Company filed an application with the Securities and Exchange Commission to deregister its securities under the Securities Exchange Act of 1934. This application will become effective in 90 days unless it is withdrawn or the Commission denies the application. It is the Company’s intention to stop filing quarterly, annual, and current reports immediately.

Attached is a letter from the Company’s President to shareholders regarding this filing and a press release discussing the Company’s deregistration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VirTra Systems, Inc. (Registrant)

By:	__________________ __
Bob Ferris President

Dated:

June 20, 2008

EXHIBITS

99.1

Letter from Bob Ferris to the Shareholders of VirTra Systems, Inc.

99.2

Press Release